UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) April 1, 2006

                        COMMISSION FILE NUMBER OF ISSUING
                                     ENTITY:
                                  333-131213-02

                           RALI SERIES 2006-QS4 TRUST
            ________________________________________________________
                         (EXACT NAME OF ISSUING ENTITY)

                            COMMISSION FILE NUMBER OF
                                   DEPOSITOR:
                                   333-131213

                        RESIDENTIAL ACCREDIT LOANS, INC.
            ________________________________________________________
              (EXACT NAME OF DEPOSITOR AS SPECIFIED IN ITS CHARTER)

                         RESIDENTIAL FUNDING CORPORATION
            ________________________________________________________
               (EXACT NAME OF SPONSOR AS SPECIFIED IN ITS CHARTER)

                      DELAWARE                               None
            (STATE OR OTHER JURISDICTION                (I.R.S. EMPLOYER
                OF INCORPORATION)                       IDENTIFICATION NO.)

        c/o 8400 Normandale Lake Blvd., Suite 250, Minneapolis, MN 55437
     -----------------------------------------------------------------------
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

        Registrant's telephone number, including area code (952) 857-7000

        -----------------------------------------------------------------

          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions .

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8. Other Events.

On April 27, 2006, Residential Accredit Loans, Inc. caused the issuance and sale of the Mortgage Asset-Backed Pass-Through Certificates, Series 2006-QS4, pursuant to a Series Supplement, dated as of April 1, 2006, and the Standard Terms of Pooling and Servicing Agreement, dated as of March 1, 2006, among Residential Accredit Loans, Inc., as company, Residential Funding Corporation, as master servicer, and Deutsche Bank Trust Company Americas, as trustee. The mortgage loans were sold to Residential Accredit Loans, Inc. pursuant to an Assignment and Assumption Agreement, dated as of April 27, 2006, between Residential Funding Corporation and Residential Accredit Loans, Inc.


Item 9. Financial Statements, Pro Forma Financial Information and Exhibits.

               (a) Not applicable

               (b) Not applicable

               (c) Exhibits (executed copies): The following execution copies of Exhibits to the Form S-3 Registration Statement of the Registrant are hereby filed:

                                                                Sequentially
Exhibit                                                           Numbered
Number                                                          Exhibit Page

10.1 Series Supplement, dated as of April 1, 2006, and the Standard Terms of Pooling and Servicing Agreement, dated as of March 1, 2006, among Residential Accredit Loans, Inc., as company, Residential Funding Corporation, as master servicer, and Deutsche Bank Trust Company Americas, as trustee.

10.2 Assignment and Assumption Agreement, dated as of April 27, 2006, between Residential Funding Corporation and Residential Accredit Loans, Inc.

10.3 Confirmation, dated as of April 27, 2006, between Deutsche Bank Trust Company Americas, as trustee on behalf of the RALI Series 2006-QS4 Trust and The Bank of New York.

10.4 Confirmation, dated as of April 27, 2006, between Deutsche Bank Trust Company Americas, as trustee on behalf of the RALI Series 2006-QS4 Trust and The Bank of New York.

99.1    Mortgage Loan Schedule.

                                   SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    RESIDENTIAL ACCREDIT LOANS, INC.


                                    By:        /s/ Heather Anderson
                                       ----------------------------------------
                                       Name:   Heather Anderson
                                       Title:  Vice President


Dated:  April 27, 2006

EXHIBIT 10.1

Series Supplement, dated as of April 1, 2006, and the Standard Terms of Pooling and Servicing Agreement, dated as of March 1, 2006, among Residential Accredit Loans, Inc., as company, Residential Funding Corporation, as master servicer, and Deutsche Bank Trust Company Americas, as trustee.

EXHIBIT 10.2

Assignment and Assumption Agreement, dated as of April 27, 2006, between Residential Funding Corporation and Residential Accredit Loans, Inc.

EXHIBIT 10.3

Confirmation, dated as of April 27, 2006, between Deutsche Bank Trust Company Americas, as trustee on behalf of the RALI Series 2006-QS4 Trust and The Bank of New York.

EXHIBIT 10.4

Confirmation, dated as of April 27, 2006, between Deutsche Bank Trust Company Americas, as trustee on behalf of the RALI Series 2006-QS4 Trust and The Bank of New York.

EXHIBIT 99.1

Mortgage Loan Schedule.